SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
================================================================================

     Date of report (Date of earliest event reported):     January 8, 2002


                              AUTOLEND GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         1-10569                                        22-3137244
(Commission File Number)                    (IRS Employer Identification No.)


            600 CENTRAL AVENUE SW, SUITE 300   ALBUQUERQUE NM  87102
                    (Address of Principal Executive Offices)


                                 (505) 768-1000
                               FAX: (505) 768-1111
              (Registrant's Telephone Number, Including Area Code)


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Page 2 of 3.
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     AutoLend Group, Inc. reports the following events have occurred that require disclosure pursuant to either Section 13 or 15(d) of the Securities Exchange Act of 1934:

     I.   Resignation of John D. Emery as Acting President of AutoLend Group,
          -------------------------------------------------------------------
          Inc. In a letter dated January 7, 2002 and received by AutoLend Group, Inc. on January 8, 2002, John D. Emery, Acting President of AutoLend Group, Inc. since October 2000 tendered his resignation, effective immediately.

     II.  Resignation of John D. Emery as a Director of AutoLend Group, Inc. In
          ---------------------------------------------------------------------
          a letter dated January 7, 2002 and received by AutoLend Group, Inc. on January 8, 2002, John D. Emery resigned as a Director AutoLend Group, Inc. Mr. Emery's letter of resignation stated no disagreement with any of the operations, policies, or practices of the registrant, a copy of which is attached hereto and incorporated herein as Exhibit "A".

          Mr. Emery's resignation as Acting President and member of the Board does not constitute a change of control of AutoLend Group, Inc.

     III. Appointment of Mr. Luther W. Reynolds as Acting President of AutoLend
          ---------------------------------------------------------------------
          Group, Inc. Effective January 10, 2002, Mr. Luther W. Reynolds of
          -----------
          Albuquerque, New Mexico, has agreed to assume the position of Acting President of AutoLend Group, Inc. Mr. Reynolds and Mr. Emery will each participate in transition planning.

     IV.  Election of Mr. Luther W. Reynolds as a Director of AutoLend Group,
          -------------------------------------------------------------------
          Inc. Effective January 10, 2002 Mr. Luther W. Reynolds of Albuquerque, New Mexico has been elected to a seat on the Board of Directors to fill the seat vacated by the resignation of John D. Emery. Mr. Reynolds has accepted appointment to the Board of Directors.

          Mr. Reynolds' assumption of the position of Acting President and his acceptance of the board seat left open by the departure of Mr. Emery does not constitute a change of control of AutoLend Group, Inc.

     V.   Resignation of accounting firm Meyners & Company, LLC. In a letter
          -----------------------------------------------------
          dated January 8, 2002 and received by AutoLend Group, Inc. on that date, the Certified Public Accounting firm of Meyners & Company, LLC, certified public accountants, resigned as the registrant's principal accountant for auditing AutoLend Group, Inc.'s financial statements.

          The reports issued by Meyners & Company, LLC for the past two years have contained no adverse or disclaimer of opinion, nor were they


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Page 3 of 3.
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          qualified or modified as to uncertainty, audit scope, or accounting principles for that two year period.

          The Board of Directors of AutoLend Group, Inc. has accepted the resignation of Meyners & Company, LLC as its principal accountant, and the registrant has begun the process of selecting a replacement accounting firm. AutoLend Group, Inc. acknowledges that selection of a new accounting firm will require a supplemental Form 8-K disclosure.

          There have been no disagreements with Meyners & Company, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure and none of the kinds of events listed in Regulation S-K's Item 304(a)(1)(v)(A-D) have occurred.

          The registrant has requested the former accountant to furnish registrant with a letter addressed to the Commission stating whether it agrees with the statements made in this disclosure. Any letter from the former accountant in response to Item 304(a) of Regulation S-K and disagreeing with any of the statements contained in this 8-K disclosure will be filed by amendment within thirty days of the date of filing.

          A copy of Meyners & Company, LLC's letter of resignation is attached hereto and incorporated herein as Exhibit B.

 .


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            -----------------------
                                            (Registrant)



Date:   January 11, 2002              By:   /s/  Luther W. Reynolds
        ----------------                    -----------------------
                                            Luther W. Reynolds,
                                            Acting President.



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                                    EXHIBIT A

                               6401 Pepperdine NE
                             Albuquerque, NM  87111

                                 (505) 401-2333


January 7, 2002

Mr. Vince Garcia
Director
AutoLend Group, Inc.
600 Central Avenue, SW
Third Floor
Albuquerque, NM  87102

RE          Continuation of my Employment with AutoLend Group, Inc.

Dear Vince:

Effective immediately, I am resigning from all positions I personally hold with AutoLend Group, Inc. and/or any of its affiliated entities. These include my position as Acting President and member of the Board of Directors.

I am available for an exit conference with you to discuss and transition matters.



Very Truly Yours,

/s/ John D. Emery

John D. Emery


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                                    EXHIBIT B

                                            Meyners & Company, LLC
                                            Certified Public Accountants
                                            Consultants in Business
                                            500 Marquette NW Suite 400
                                            Albuquerque, New Mexico 87
                                            P 505/812-8290
                                            F 505-842-1368
                                            E cpa@meyners.com
HAND DELIVERED AND
VIA FACSIMILE TO  505-768-1111


8 January 2002

Mr. Vince Garcia
AutoLend Group, Inc.
600 Central SW, Third Floor
Albuquerque, New Mexico 87102

Dear Mr. Garcia:

This is to confirm that the client-auditor relationship between AutoLend, Inc. (Commission File Number 1-10569) Meyners & Company, LLC has ceased.

Very truly yours,

/s/ MEYNERS & COMPANY, LLC

MEYNERS & COMPANY, LLC



cc:    Office of the Chief Accountant
       SECPS Letter File
       Securities and Exchange Commission
       Via Facsimile Transmission to 202-942-9582



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